================================================================================
                                    LEXINGTON
================================================================================



================================================================================
                                    LEXINGTON
                                    STRATEGIC
                                   INVESTMENTS
                                   FUND, INC.
                    ----------------------------------------
                           Seeks capital appreciation.
                             The Fund's investments
                             are concentrated in the
                              common stock of gold
                            and other precious metals
                             mining compnies located
                        in the Republic of South Africa.
                    ----------------------------------------
                                  ANNUAL REPORT
                                  JUNE 30, 1997
================================================================================

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     During the first half of 1997, the U.S. gold price declined by 11.5%. A brief rally in late February was aborted by forward selling by the producers together with Central Bank selling, including the recent well publicized sale by Australia of 167 tons, representing two-thirds of its holdings. Added to this was the heavy short selling by commodity and hedge funds taking advantage of persistent fears of further Central Bank selling related to the establishment of the European Monetary Union. Despite evidence that these fears were overdone, including a major reversal by the German Treasury in its efforts to revalue its gold reserves, gold bullion investors stepped back as the fund short sellers continued to sell. Even a 17% increase in fabrication demand, stimulated by the lower prices, failed to stem the decline in gold bullion prices. The result has been that a huge short position has been built up.

     In South Africa itself, the weak U.S. gold price was exacerbated by a strengthening local currency so that the gold price when denominated in that currency was down by 12.3%. This decline in local gold prices was reflected in an average decline for the highly leveraged South African gold shares of 33.2% as represented by the unmanaged Financial Times Africa Gold Mine Index compared with a decline of 23.6% for the broader unmanaged Financial Times All Gold
Index. The Fund declined by 35.5%* compared to a decline of 24.4% for the average gold fund monitored by Lipper Analytical Services, Inc. Productivity measures instituted by the South African gold mining industry are too long term in nature to have counteracted a sharp increase in public holidays and profitability was decimated with operating margins brought down to record low levels. Efforts by the industry to implement full calendar operations were unsuccessful.

     As we look forward from a period of disappointment there are signs of optimism. The price of gold bullion at the time of writing is now lower than it was prior to the major gold price rally in 1993 which produced a powerful upward explosion in the prices of the South African gold shares. As already pointed out demand for fabrication showed excellent growth in the first quarter and appears to be set to continue at current bargain gold prices. Moreover, current gold prices threaten to hasten closure of certain high cost mines while delaying many new projects. Additionally, the specter of further Central Bank sales has been alleviated by the hue and cry in Germany in reaction to even the thought of revaluing their gold reserves whereas there have been questions raised about the timing of the European Monetary Union. Receiving very little publicity is the fact that 17 Central Banks actually added to their gold reserves last year while there have been signs that some of the Far Eastern Central Banks may wish to diversify their large and growing reserves into gold and away from an over reliance on U.S. dollar reserves. Should these factors combine to produce a gold price rally there would then be further impetus from the huge short positions held by the funds and dealers. Higher gold prices would provide strong fuel to the upward movement of the highly leveraged South African gold shares. The South African gold mining industry is currently negotiating with the unions under extreme pressure from a weak local gold price while the unions face the prospect of widespread layoffs should some of the marginal mines be forced to close. Common sense suggests a shared interest in productivity improvements and the need for full calendar operations. The labor negotiations now taking place, if successful, would be a major boost to the fortunes of the presently beleaguered South African mining industry, an industry still vitally important to the country itself in terms of foreign exchange earnings and employment.

     We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.


Sincerely



/s/ Robert D. Radsch                                    /s/ Robert M. DeMichele
---------------------                                   -----------------------
Robert W. Radsch                                        Robert M. DeMichele
Portfolio Manager                                       President
August, 1997                                            August, 1997


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                LEXINGTON STRATEGIC INVESTMENTS FUND, INC.,
             THE S&P 500, THE JOHANNESBURG ALL GOLD INDEX AND
                 GOLD BULLION (LONDON SPOT - US DOLLARS)


Average Annual Total Returns for the period ended 6/30/97

                                                        Since Inception
    Fund/Index        Legend      One Year   Five Year     (1/2/92)*
-----------------------------------------------------------------------
Lexington Strategic
Investments Fund    thick line    (35.51%)     8.29%        (0.41%)
-----------------------------------------------------------------------

S&P 500            single line     34.71%      19.78%       17.67%
-----------------------------------------------------------------------
                      thick
Gold Bullion       dotted line    (12.43%)    (0.53%)       (0.87%)
------------------------------------------------------------------------
Johannesburg All       thin
Gold Index         dotted line    (43.95%)    (12.03%)      (2.84%)
------------------------------------------------------------------------

The actual line graph appearing in the printed version of this shareholder report cannot appear in this electronic filing due to formatting restrictions, however a description of the line graph is as follows:

The vertical column of the graph represents dollar amounts beginning with $5,000 and ending with $25,000 in increments of $5,000. The horizontal line of the graph represents 1/2/92, 6/30/92 and December 31st of each year beginning 1992 and ending 1997. The Fund's legend begins with $9,412, and the other three legends begin with $10,000. As of 6/30/97, the dollar amounts ended at:

S&P 500             $24,474

Gold Bullion          9,532

Lexington Strategic   9,200
Investment Fund

Johannesburg All      8,535
Gold Index

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, including the maximum sales charge (5.75%) made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), the Johannesburg All Gold Index and a direct investment in silver bullion. Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gains distributions. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies.

*The original inception date for the Fund was August 30, 1984. Prior to January, 1992 the Fund was managed by a different investment advisor. Investment results for periods prior to that date are not shown in the graph. The Per Share Income and Capital Changes Table in the Fund's prospectus contains performance data that relates to prior periods. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Total return represents past performance and is not predictive of future performance.



*-39.19%,  6.97% and -1.51% are the one year,  five year and since  commencement
  (1/2192) average annual standard total returns, respectively, for the period ended June 30, 1997. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997

  Number of                                                          Value
   Shares                       Security                            (Note 1)
-----------------------------------------------------------------------------

               PALLADIUM BULLION: 4.3%
               6,923 fine ounces(1)
               (Cost $1,130,528) ..............................  $  1,329,300
                                                                   ----------

               COMMON STOCK: 89.6%
               AUSTRALIA: 0.6%
    900,000    Ghana Gold Mines, Ltd.(1).......................       175,300
                                                                   ----------

               CANADA: 2.6%
     50,000    Etruscan Enterprises, Ltd.(1)...................       215,649
    100,000    Golden Knight Resources, Inc.(1)................       204,413
     50,000    Namibian Minerals Corporation(1)................       207,813
    200,000    Vista Gold Corporation(1).......................       179,768
                                                                   ----------
                                                                      807,643
                                                                   ----------

               GHANA: 3.7%
    100,000    Ashanti Goldfields Company, Ltd. (GDR) .........     1,168,751
                                                                   ----------
               SOUTH AFRICA: 80.6%
     28,000    Anglo American Gold Investment Company, Ltd. ...     1,688,443
     23,800    Anglovaal, Ltd. "N" ............................       634,941
    658,326    Avgold Ltd.(1)..................................       645,910
    150,000    Barnato Exploration, Ltd.(1)....................       429,938
    179,800    Beatrix Mines, Ltd. ............................       814,653
    700,000    Blyvooruizicht Gold Mining Company, Ltd.(1).....       385,842
    509,000    Consolidated Mining Corporation, Ltd.(1)........        61,724
     49,000    De Beers Centenary AG ..........................     1,809,597
    107,800    Driefontein Consolidated, Ltd. .................       724,919
    137,400    Durban Roodepoort Deep, Ltd. (Options)(1) ......        74,302
    359,900    East Rand Gold & Uranium Company, Ltd. .........       503,879
    400,000    Eastvaal Gold Holdings, Ltd.(1).................       403,921
    374,600    Elandsrand Gold Mining Company, Ltd. ...........     1,350,382
    127,900    Evander Gold Mines, Ltd. .......................       549,890
     50,000    Free State Consolidated Gold Mines, Ltd. .......       250,246
     25,000    Free State Consolidated Gold Mines, Ltd. (ADR) .       125,000
     30,500    Gold Fields of South Africa, ...................       719,539
    255,630    Harmony Gold Mining, Ltd.(1)....................     1,169,502
    800,000    HJ Joel Mining Company, Ltd.(1).................       617,347
    118,000    Impala Platinum Holdings, Ltd. .................     1,320,350
     95,300    JCI, Ltd. ......................................       733,313
    615,900    Lebowa Platinum Mines, Ltd.(1)..................       651,812
    200,000    New East Daggafontein Mines Ltd. ...............       440,961

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997(continued)

  Number of                                                             Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------
               SOUTH AFRICA (CONTINUED):
    100,000    New Wits, Ltd. .......................................  $ 291,035
    850,000    Oryx Gold Holdings, Ltd.(1)...........................    862,080
    139,700    Randfontein Estates Gold Mining Company
                 Witwatersrand, Ltd. (ADR) ..........................    292,611
     49,500    Randgold and Exploration Company, Ltd.(1).............    218,276
     87,000    Rustenburg Platinum Holdings, Ltd ....................  1,592,093
        635    Rustenburg Platinum Holdings, Ltd. (ADR) .............     11,673
     75,000    Southvaal Holdings, Ltd ..............................  1,504,782
    175,900    St. Helena Gold Mines, Ltd. ..........................    872,608
     21,700    Vaal Reefs Exploration & Mining Company, Ltd..........  1,047,791
    200,000    West Rand Consolidated Mines, Ltd.(1).................    352,769
     97,700    Western Areas Gold Mining Company, Ltd. ..............    657,000
     44,500    Western Deep Levels, Ltd. ............................  1,071,896
     11,200    Western Deep Levels, Ltd. (ADR) ......................    269,500
                                                                      ----------
                                                                      25,150,525
                                                                      ----------
               United Kingdom: 2.1%
    315,000    Lonrho Plc ..........................................     668,424
                                                                      ----------

               Total Common Stock
               (Cost $42,821,940) ..................................  27,970,643
                                                                      ----------

               PREFERRED STOCK: 0.9%
               South Africa: 0.9%
     67,400    Durban Roodepoort Deep, Ltd.
               (Cost $403,535) .....................................     295,722
                                                                      ----------

               TOTAL INVESTMENTS: 94.8% (Cost $44,356,003+)
                (Note 1) ...........................................  29,595,665
               Other assets in excess of liabilities: 5.2% .........   1,607,830
                                                                      ----------

               TOTAL NET ASSETS: 100.0%  (equivalent to
                 $1.78 per share on 17,493,770 shares outstanding) . $31,203,495
                                                                     ===========




ADR--American Depository Receipt.
GDR--Global Depository Receipt.
(1) Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $44,994,082.





   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS
Investments, at value (cost $44,356,003) (Note 1) ..............................................       $  29,595,665
Cash ...........................................................................................           1,022,482
Receivable for investment securities sold ......................................................             698,251
Receivable for shares sold .....................................................................              58,638
Dividends and interest receivable ..............................................................              46,674
                                                                                                       -------------
        Total Assets ...........................................................................       $  31,421,710
                                                                                                       -------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ...............................................              26,931
Payable for shares redeemed ....................................................................             128,407
Accrued expenses ...............................................................................              62,877
                                                                                                       -------------
        Total Liabilities ......................................................................             218,215
                                                                                                       -------------

NET ASSETS (equivalent to $1.78 per share on 17,493,770 shares outstanding) (Note 3) ...........       $  31,203,495
                                                                                                       =============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares, $.001 par value per share ......................       $      17,503
Additional paid-in capital (Note 1) ............................................................          85,074,360
Undistributed net investment income (Note 1) ...................................................             152,145
Accumulated net realized loss on investments and foreign currency transactions
  (Notes 1 and 6) ..............................................................................         (39,279,783)
Unrealized depreciation on investments and foreign currency transactions .......................         (14,760,730)
                                                                                                       -------------
     Total Net Assets ..........................................................................       $  31,203,495
                                                                                                       =============

NET ASSET VALUE, REDEMPTION PRICE PER SHARE ....................................................               $1.78
                                                                                                               =====

OFFERING PRICE PER SHARE (100/94.25 of $1.78 adjusted to nearest cent) .........................               $1.89
                                                                                                               =====


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON
STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF OPERATIONS
Year ended June 30, 1997

INVESTMENT INCOME
   Dividends ..............................   $  1,429,708
   Interest ...............................        120,511
                                              ------------
                                                 1,550,219
   Less: foreign tax expense ..............          7,585
                                              ------------
     Total investment income ..............                        $1,542,634

Expenses
   Investment advisory fee
     (Note 2) .............................        444,480
   Transfer agent and
     shareholder servicing
     expense (Note 2) .....................        199,387
   Printing and mailing expenses ..........         78,044
   Accounting expenses (Note 2) ...........         47,843
   Custodian expense ......................         35,057
   Registration fees ......................         28,198
   Professional fees ......................         21,673
   Directors' fees and expenses ...........         15,874
   Amortization of deferred
     organization costs (Note 1) ..........         14,129
   Computer processing fees ...............         12,072
   Other expenses .........................         41,423
                                              ------------
     Total expenses .......................                          938,180
                                                                ------------
        Net investment income .............                          604,454

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 4)
   Net realized loss on:
     Investments ..........................       (538,116)
     Foreign currency
       transactions .......................        (25,935)
                                              ------------
         Net realized loss ................                         (564,051)
   Net change in unrealized
     appreciation on:
     Investments ..........................    (19,335,561)
     Foreign currency
       translation of other
       assets and liabilities .............          4,582
                                              ------------
     Net change in unrealized
       appreciation .......................                      (19,330,979)
                                                                ------------
       Net realized and
         unrealized loss ..................                      (19,895,030)
                                                                ------------
DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................                     $(19,290,576)
                                                                ============


LEXINGTON
STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Years ended June 30, 1997 and 1996
                                                  1997               1996
                                               ----------         ----------
Net investment income ....................    $   604,454        $   395,188
Net realized gain/(loss) from
   investments and foreign
   currency transactions .................       (564,051)         3,521,548
Net change in unrealized
   appreciation of investments
   and foreign currency
   translations ..........................    (19,330,979)        10,372,701
                                              -----------        -----------
     Increase (decrease) in
       net assets resulting
       from operations ...................    (19,290,576)        14,289,437
Distributions to shareholders
   from net investment income ............       (768,498)          (731,482)
Decrease in net assets from
   capital share transactions
   (Note 3) ..............................     (6,901,652)       (49,452,448)
                                              -----------        -----------
       Net decrease in
         net assets ......................    (26,960,726)       (35,894,493)

NET ASSETS
   Beginning of period ...................     58,164,221         94,058,714
                                              -----------        -----------
   End of period (including
     undistributed net
     investment income of
     $152,145 and $342,235
     respectively) .......................    $31,203,495        $58,164,221
                                              ===========        ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996


1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. The investment concentration is currently in the common stock of gold and other precious metals mining companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and palladium bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at June 30, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996 (continued)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEFERRED   REORGANIZATION   EXPENSES  Reorganization  expenses  aggregating
$140,435 have been fully amortized as of June 30, 1997.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate at 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended June 30, 1997.

     The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $97,461, which are incurred by the Fund, but paid by LMC.


3.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                                               Year ended                        Year ended
                                                              June 30, 1997                     June 30, 1996
                                                       --------------------------        --------------------------
                                                          Shares          Amount           Shares          Amount
                                                        ----------     -----------        ----------     -----------
Shares sold .........................................   40,011,394     $99,573,956        67,142,109    $191,811,160
Shares issued on reinvestment of dividends ..........      304,025         681,017           237,847         623,166
                                                        ----------     -----------        ----------     -----------
                                                        40,315,419     100,254,973        67,379,956     192,434,326
Shares redeemed .....................................  (43,519,439)   (107,156,625)      (84,083,047)   (241,886,774)
                                                        ----------     -----------        ----------     -----------
  Net decrease ......................................   (3,204,020)    $(6,901,652)      (16,703,091)   $(49,452,448)
                                                        ==========     ===========        ==========     ===========


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended June 30, 1997 excluding short-term securities, were $38,786,329 and $45,803,623, respectively.

     At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,164,369 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $16,562,786.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 and 1996 (continued)


5.  INVESTMENT AND CONCENTRATION RISKS

The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in other domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

     In  addition to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.


6.  FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

As of June 30, 1997, $11,422,434 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital. Capital loss carryforwards(1) available for federal income tax purposes as of June 30, 1997 are:

                $ 13,348,932  expiring in 1998;
                   1,703,574  expiring in 1999;
                  14,932,782  expiring in 2000;
                     591,575  expiring in 2001;
                     753,540  expiring in 2002;
                    2,902,447 expiring in 2003;
                    4,076,418 expiring in 2004; and
                      518,308 expiring in 2005.

     To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

(1) Temporary book-tax differences of $452,207 are the result of losses generated from wash sales.


7.  TAX INFORMATION (UNAUDITED)

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended June 30, 1997 is 1.02%.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                         Year ended June 30,
                                                    -------------------------------------------------------------
                                                   1997           1996          1995          1994          1993
                                                   -------       -------        -------       -------       -------
Net asset value, beginning of period             $    2.81     $    2.51      $    2.48     $    2.30     $    1.26
                                                 ---------     ---------      ---------     ---------     ---------

Income (loss) from investment operations:
   Net investment income                              0.03          0.02           0.04          0.04          0.03
   Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions                           (1.02)         0.31           0.03          0.18          1.01
                                                 ---------     ---------      ---------     ---------     ---------

Total income (loss) from investment
     operations                                      (0.99)         0.33           0.07          0.22          1.04

Less distributions:
   Distributions from net investment
     income                                          (0.04)        (0.03)         (0.04)        (0.04)           --
                                                 ---------     ---------      ---------     ---------     ---------

Net asset value, end of period                   $    1.78     $    2.81      $    2.51     $    2.48     $    2.30
                                                 =========     =========      =========     =========     =========

Total return*                                     (35.51)%        13.02%          2.47%         9.26%        82.54%
Ratio to average net assets:
   Expenses, before reimbursement
     or waivers                                      1.93%         1.77%          1.70%         1.76%         3.76%
   Expenses, net of reimbursement
     or waivers                                      1.93%         1.77%          1.70%         1.76%         2.78%
   Net investment income, before
     reimbursement or waivers                        1.24%         0.44%          1.54%         2.00%         2.05%
   Net investment income                             1.24%         0.44%          1.54%         2.00%         3.03%
Portfolio turnover rate                             85.10%        84.44%        115.91%        25.66%         4.80%
Average commission paid on equity
   security transactions**                       $    0.01     $    0.03             --            --            --
Net assets, end of period (000's omitted)        $  31,203     $  58,164      $  94,059     $  73,500     $  43,816


 *Sales load is not reflected in total return.
**In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning after June 1996 but not for prior periods.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Strategic Investments Fund, Inc.


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Investments Fund, Inc. as of June 30, 1997, and the related statements of operations for the year ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Investments Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP



New York, New York
August 1, 1997

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE to you.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                            ------------------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                            ------------------------

CHECK WRITING PRIVILEGES--Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                            ------------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                            ------------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                            ------------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                            ------------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in the equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long- term capital appreciation through investments primarily in equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

LEXINGTON TAX FREE MONEY FUND,  INC.--Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

LEXINGTON
STRATEGIC INVESTMENTS FUND, INC.

Ivestment Aviser
----------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
----------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




================================================================================
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  Transfer Agent
--------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
================================================================================


This report has been prepared for the information of the shareholders of Lexington Strategic Investments Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.